SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549




                            FORM 8-K




        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
             THE SECURITIES AND EXCHANGE ACT OF 1934


                 Date of Report:  July 15, 1996



                    JACOR COMMUNICATIONS, INC.



                                 OHIO
             (State or Other Jurisdiction of Incorporation)




     0-12404                            31-0978313
(Commission File No.)         (IRS Employer Identification No.)




                         1300 PNC Center
                      201 East Fifth Street
                     Cincinnati, Ohio  45202

                         (513) 621-1300

Item 5.    Other Events

     On July 15, 1996 Jacor Communications, Inc. (the "Company") completed its acquisition of all of the outstanding securities of Noble Broadcast Group, Inc. ("Noble"). Such acquisition was previously announced by the Company in February 1996 and the terms and conditions of such acquisition were fully described in the Company's Form 8-K filed with the Securities and Exchange Commission on March 6, 1996, and as amended thereafter.

     Having completed the Noble acquisition, Noble is now a wholly owned subsidiary of Jacor through which Jacor acquired ownership of 10 additional radio stations including KBCO AM/FM, KHIH-FM and KHOW-AM, Denver, KMJM-FM, KATZ-AM and KATZ-FM, St. Louis, and WVKS-FM, WRVF-FM and WSPD-AM, Toledo. As part of the Noble acquisition, Jacor also previously acquired an exclusive sales agency agreement pursuant to which Jacor now provides programming and sells the air time for radio stations XETRA-AM and XETRA-FM, San Diego.

     The acquisition was valued at approximately $152.0 million, approximately $139.5 million of which was paid in February 1996. Jacor funded the balance of the purchase price with a portion of the proceeds from its June 1996 public offerings of common stock, liquid yield option notes and senior subordinated notes.

Item 7.     Financial Statements and Exhibits

(c)     Exhibits

2.1 First Amendment to Stock Purchase and Stock and Warrant Redemption Agreement among the Company, Prudential Venture Partners II, L.P., Northeast Ventures, II, John T. Lynch, Frank
A. DeFrancesco, Thomas R. Jiminez, William R. Arbenz, CIHC, Incorporated, Bankers Life Holding Corporation and Noble Broadcast Group, Inc. dated as of July 8, 1996.

99.1     Press Release dated July 16, 1996.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         JACOR COMMUNICATIONS, INC.

July 29, 1996            By: ___/s/ R. Christopher Weber_______
                             R. Christopher Weber, Senior Vice
                             President and Chief Financial
                             Officer

                              EXHIBIT 2.1


                           FIRST AMENDMENT TO

      STOCK PURCHASE AND STOCK AND WARRANT REDEMPTION AGREEMENT



     This First Amendment (this "Amendment") to that certain Stock Purchase and Stock and Warrant Redemption Agreement dated as of February 20, 1996 by and among Jacor Communications, Inc., an Ohio corporation ("Buyer"), Prudential Venture Partners II, L.P., a limited partnership, Northeast Ventures, II, a limited partnership,John T. Lynch ("Lynch"), Frank A. De Francesco ("De Francesco"), Thomas R. Jimenez ("Jimenez"), William R. Arbenz ("Arbenz," and together with Lynch, De Francesco and Jimenez, the "Class B Shareholders"), CIHC Incorporated, a Delaware corporation, Bankers Life Holding Corporation, a Delaware corporation, and Noble Broadcast Group, Inc., a Delaware corporation (the "Company")(the "Stock Purchase Agreement"), is entered into as of July 8, 1996 by and among Buyer, the Company, Lynch, De Francesco, Jimenez, Arbenz and Phillip H. Banks as trustee ("Trustee"). Unless specifically designated otherwise, capitalized terms used herein shall have the same meanings ascribed to them in the Stock Purchase Agreement.


                            RECITALS

     A. As provided in the Stock Purchase Agreement, at the Redemption Closing the Class B Shareholders entered into that certain Stock Escrow and Security Agreement, dated as of February 20, 1996, by and among Buyer, the Company, the Class B Shareholders, Trustee and The Fifth Third Bank as escrow agent ("Stock Escrow Agent") (the"Stock Escrow and Security Agreement"). Pursuant to the Stock Escrow and Security Agreement, the Class B Shareholders deposited into escrow all of the Class B Stock owned by the Class B Shareholders, along with related stock transfer documents to be held and distributed by the Stock Escrow Agent as provided therein.

     B. Pursuant to the terms of the Stock Escrow and Security Agreement,on February 28, 1996 (the "Substitution Date"), subsequent to receipt of FCC Approval (as defined in the Stock Escrow and Security Agreement), the Class B Shareholders transferred their Class B Stock to the Trustee, and the Stock Escrow Agent registered the Class B Stock in the name of the Trustee. On the Substitution Date, the Trustee prepared, executed and delivered to the Escrow Agent substitute Endorsements (as defined in the Stock Escrow and Security Agreement) in favor of Buyer.

     C. The Stock Purchase Agreement and the Stock Escrow and Security Agreement together require the following actions to be taken upon the occurrence of the Stock Closing: (i) Buyer to pay for the benefit of the Trustee and the Class B Shareholders, as beneficiaries of the Trust Agreement dated February 20, 1996, among Lynch, De Francesco, Jimenez, and Arbenz, and their respective spouses, as co-grantors, and the Trustee (the "Trust Agreement") the Net Stock Purchase Payment by delivering the same to the Stock Escrow Agent, who in turn (assuming that there is then no Defaulting Stock Seller, as defined in the Stock Escrow and Security Agreement) is required to pay such amount to the Shareholder's Representative on behalf of the Trustee and for the benefit of the Class B Shareholders, as beneficiaries under the Trust Agreement; and (ii) the Trustee (or the Stock Escrow Agent, on the Trustee's behalf) to deliver the Class B Stock to the Buyer, properly endorsed or accompanied by stock powers sufficient for, as applicable, the transfer of good and marketable title to the Class B Stock to Buyer on the books of the Company.

     D. The parties desire to amend the Stock Purchase Agreement to provide for and to effect a closing prior to the Stock Closing pursuant to which: (i) the Trustee will sell to Buyer fourteen and nine-tenths percent (14.9%) of the shares of Class B Stock (the "Advance Class B Stock"); and (ii) in consideration for the Advance Class B Stock, Buyer will pay to the Class B Shareholders, at the direction of the Trustee and the Shareholders Representative, fourteen and nine-tenths percent (14.9%) of the Stock Purchase Price (the "Advance Stock Purchase Price"), all according to the terms and subject to the conditions set forth in this Amendment.


                           AGREEMENT

     NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree to amend and modify the Stock Purchase Agreement as set forth below:

     1.  Purchase and Sale of Advance Stock.

         1.1. Purchase and Sale. At the Advance Stock Closing (as defined in Section 3 below), upon all of the terms and subject to all of the conditions set forth herein, the Trustee will sell, assign, transfer and deliver to Buyer, and Buyer will purchase from the Trustee, thirty-seven thousand eight hundred forty-nine (37,849) of the issued and outstanding shares of Advance Class B Stock currently held by Stock Escrow Agent, of which: (i) thirty-four thousand one hundred forty-five (34,145) shares are attributable to Lynch; (ii) three thousand three hundred two (3,302) shares are attributable to De Francesco;
(iii) two hundred one (201) shares are attributable to Arbenz; and (iv) two hundred one (201) shares are attributable to Jimenez.

          1.2.   Advance Stock Purchase Price; Allocation of
Advance Stock Purchase Price.

                 1.2.1. In consideration for receiving good and marketable title to the Advance Class B Stock, free and clear of all liens, charges, encumbrances and restrictions of any kind, Buyer shall pay to the Class B Shareholders, at the direction of the Trustee and Shareholders Representative made hereby, on behalf of the Class B Shareholders, as beneficiaries of the Trust Agreement, the Advance Stock Purchase Price equal to One Million Eight Hundred Fifty-Eight Thousand Three Hundred Twenty-Nine Dollars and Twenty-Nine Cents ($1,858,329.29), of which: (i) One Million Six Hundred Seventy-Six Thousand Five Hundred Three Dollars and Eighty-Five Cents ($1,676,503.85) is attributable to Lynch; (ii) One Hundred Sixty-Two Thousand One Hundred Two Dollars and Eighty-Eight Cents ($162,102.88) is attributable to De Francesco; (iii) Nine Thousand Eight Hundred Sixty-One Dollars and Twenty-Eight Cents ($9,861.28) is attributable to Arbenz; and
(iv) Nine Thousand Eight Hundred Sixty-One Dollars and Twenty-Eight Cents ($9,861.28) is attributable to Jimenez. The Advance Stock Purchase Price shall be paid at the Advance Stock Closing by wire transfer of funds in accordance with wiring instructions provided by the Shareholders Representative to Buyer prior to the Advance Stock Closing.

           1.2.2. The allocation of the Advance Stock Purchase Price among the Class B Shareholders shall be as set forth in
Section 1.2.1 above; provided, however, that Buyer's obligations with respect to payment of the Advance Stock Purchase Price shall terminate upon confirmation of receipt of the wired funds, and Buyer shall have no obligation or liability to the Trustee or any Class B Shareholder with respect to the ultimate distribution of such payment among the Class B Shareholders.

          1.3. Stock Purchase Price; Net Stock Purchase Payment. Upon the completion of the Advance Stock Closing, the amount of the Stock Purchase Price and the amount of the Net Stock Purchase Payment (but not the amount of the Stock Purchase Escrow Consideration, which shall remain unaffected by this Amendment) shall be reduced by the amount of the Advance Stock Purchase Price and for purposes of the executory provisions of the Stock Purchase Agreement shall be allocated as set forth on Schedule 1 attached hereto.

          1.4. Stock Escrow and Security Agreement.
Notwithstanding anything to the contrary set forth above, the delivery of the Advance Class B Stock from the Trustee to Buyer and the payment of the Advance Stock Purchase Price by Buyer to the Class B Shareholders shall be administered by the Stock Escrow Agent pursuant to that certain First Amendment to Stock Escrow and Security Agreement of even date herewith by and among the parties to the Stock Escrow and Security Agreement. In the event that there is any discrepancy between the terms and conditions hereof and the terms and conditions of the First Amendment to Stock Escrow and Security Agreement regarding such transfer and delivery, the terms and conditions of the First Amendment to Stock Escrow and Security Agreement shall prevail.

     2.   Conditions to Advance Stock Closing.

          2.1. Conditions Precedent to the Obligations of the Class B Shareholders at the Advance Stock Closing. The obligation of the Trustee to sell, assign, transfer and deliver the Class B Stock, as applicable, to Buyer pursuant to Section 1 hereof is subject to the fulfillment, simultaneously with the execution hereof, of each of the following conditions:

               2.1.1. Buyer shall have delivered to the Class B Shareholders a letter from Graydon, Head & Ritchey, in form and substance reasonably satisfactory to the Class B Shareholders, reaffirming as of the Advance Stock Closing Date (as defined in Section 3 hereof) each of the opinions rendered by such firm in the opinion letter referred to in Section 9.1.11 of the Stock Purchase Agreement.

               2.1.2.  Buyer shall have delivered the Advance
Stock Purchase Price in accordance with the wiring instructions provided by Shareholders Representative pursuant to Section 1.2.1 above.

          2.2. Conditions Precedent to the Obligations of Buyer at the Advance Stock Closing. The obligation of Buyer to purchase the Advance Class B Stock from the Class B Shareholders pursuant to Section 1 hereof is subject to the fulfillment, simultaneously with the execution hereof, of each of the following conditions:

               2.2.1. The Company and the Class B Shareholders shall have delivered to Buyer a letter from Gray Cary Ware & Freidenrich, in form and substance reasonably satisfactory to Buyer, reaffirming as of the Advance Stock Closing Date each of the opinions rendered by such firm in the opinion letter referred to in Section 9.2.16 of the Stock Purchase Agreement.

               2.2.2. The Company and the Class B Shareholders shall have delivered to Buyer a letter from Haley, Bader & Potts, in form and substance reasonably satisfactory to Buyer, reaffirming as of the Advance Stock Closing Date each of the opinions rendered by such firm in the opinion letter referred to in Section 9.2.17 of the Stock Purchase Agreement.

               2.2.3. The Trustee (or the Stock Escrow Agent, as appropriate) shall have delivered to Buyer certificates representing all of the Advance Class B Stock, either registered in the name of the Buyer or properly endorsed or accompanied by stock powers sufficient for, as applicable, the transfer of good and marketable title to the Advance Class B Stock to Buyer on the books of the Company.

     3. Advance Stock Closing. The purchase and sale of the Advance Class B Stock contemplated in Section 1.1 above (the "Advance Stock Closing") shall occur on the date hereof (the "Advance Stock Closing Date") and simultaneously with the execution hereof, at __:00 a.m. eastern time in the offices of Graydon, Head & Ritchey in Cincinnati, Ohio or at such other place or in such other manner as the parties hereto may agree in writing. In the event that the parties conduct the Advance Stock Closing through the exchange of signatures by facsimile, the parties agree to promptly provide original signature pages to all of the documents delivered in connection with the Advance Stock Closing.

     4.   Confirmation of Stock Purchase Agreement; Conflict of
Terms; Further Assurances.

          4.1. Confirmation; Conflict. Except as expressly modified by this Amendment, the terms and provisions of the Stock Purchase Agreement are hereby reaffirmed. If and to the extent that any term or provision of this Amendment conflicts with any term or provision of the Stock Purchase Agreement, then any such term or provision of the Stock Purchase Agreement will be deemed to have been supplemented and amended by the terms and provisions of this Amendment. Such supplementation and amendment will be automatic and without the need for further action or documentation by any of the parties.

          4.2. Further Assurances. Each party to this Amendment agrees that, if at any time and from time to time after the date of this Amendment, any party hereto reasonably determines that any further conveyance, assignment or other document or any further action is necessary or desirable to carry out the purposes of and to make effective the transactions contemplated in this Amendment, the parties agree to execute and deliver all such instruments and to take all such actions as may be reasonably necessary or advisable for such purpose, including, but not limited to, causing appropriate third parties to execute and deliver all such instruments and to take all such actions.

     5. Reservations of Rights. The parties to this Amendment acknowledge and agree that, except as expressly set forth in this Amendment, each of the parties hereby reserves all such party's rights under and in connection with the Stock Purchase Agreement, and nothing in this Amendment, including but not limited to the occurrence of the Advance Stock Closing, shall constitute a waiver of any of such party's rights under or in connection with the Stock Purchase Agreement, or a waiver of any of the conditions to the Stock Closing set forth in the Stock Purchase Agreement.

     6. Counterparts. This Amendment may be executed in as many counterparts as may be required, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but a single agreement.


         THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

"BUYER"                            "THE CLASS B SHAREHOLDERS"

JACOR COMMUNICATIONS, INC.,
an Ohio corporation

By:  /s/ R. Christopher Weber      /s/ John T. Lynch
     R. CHRISTOPHER WEBER          JOHN T. LYNCH
   Its:  Senior Vice President


"THE COMPANY"                      /s/ Frank A. De Francesco
                                   FRANK A. DE FRANCESCO
NOBLE BROADCAST GROUP, INC.,
a Delaware corporation

By: /s/ John T. Lynch
    JOHN T. LYNCH, President
                                   /s/ Thomas R. Jimenez
                                   THOMAS R. JIMENEZ

/s/ Phillip H. Banks
PHILLIP H. BANKS, Trustee
                                   /s/ William R. Arbenz
                                   WILLIAM R. ARBENZ








  [COUNTERPART SIGNATURE PAGE TO FIRST AMENDMENT TO STOCK
    PURCHASE AND STOCK AND WARRANT REDEMPTION AGREEMENT]

Schedule 1


SCHEDULE 1

                                    ALLOCATION OF STOCK PURCHASE PRICE AMONG CLASS B
                                      SHAREHOLDERS ADJUSTED FOR ADVANCE STOCK CLOSING

                                                         Advance           Stock
                                                         Stock Purchase    Purchase Escrow  Net Stock
                                                         Price to Be       Consideration    Purchase Price
Class B                                 Gross Stock      Paid at Advance   to be Paid at    to be Paid at
Shareholder              Percentage     Purchase Price   Stock Closing     Stock Closing    Stock Closing


John T. Lynch            0.902156496    $11,251,703.66   $1,676,503.85     $471,264.01      $9,103,935.80

Frank A. De Francesco    0.087230438    $ 1,087,938.78   $  162,102.88     $ 45,566.79      $  880,269.11

William R. Arbenz        0.005306532    $    66,183.12   $    9,861.28     $  2,772.09      $   53,549.75

Thomas R. Jimenez        0.005306532    $    66,183.12   $    9,861.28     $  2,772.09      $   53,549.75



Exhibit 99.1


                                            FOR IMMEDIATE RELEASE



                    JACOR FINALLY DOES NOBLE DEED


     JACOR COMMUNICATIONS, INC. (NASDAQ-JCOR), July 16, 1996 announces the completion of its acquisition of Noble Broadcast Group. Noble is the owner of 10 radio stations including KBCO AM/FM, KHIH-FM, and KHOW-AM Denver, KMJM-FM, KATZ-FM and KATZ-AM St. Louis, WVKS-FM, WRVF-FM and WSPD-AM Toledo. As part of the Noble acquisition, Jacor also previously acquired an exclusive sales agency agreement pursuant to which Jacor now provides programming and sells the air time for radio stations XETRA-AM and XETRA-FM, San Diego.

     The transaction is valued at approximately $152 million, approximately $139.5 million of which was paid in February 1996.
Jacor funded the balance of the purchase price with a portion of the proceeds from its recent public offerings.

     Jacor President Randy Michaels comments, "This deal perfectly complements our existing Denver holdings and delivers a strong basis for continued consolidations in St. Louis and Toledo. We're really looking forward to working with Jacor Vice-
Chairman John Lynch on further strategies for growth as well as development of existing properties."

     Jacor Communications is headquartered in Cincinnati. Jacor plans to pursue growth through continued acquisitions of complementary stations in its existing markets, and radio groups or individual stations with significant presence in attractive markets.



FOR FURTHER INFORMATION CONTACT:

Chief Financial Officer
R. Christopher Weber
(513) 621-1300